SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2003

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

001-08899
(Commission File Number)

59-0940416
(IRS Employer Identification Number)

3 S.W. 129th Avenue, Pembroke Pines, Florida 33027
(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 433-3900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Items

     The Board of Directors of Claire’s Stores, Inc. has declared a two-for-one stock split on the Company’s common and Class A common stock. The quarterly cash dividend will remain at its current per share level. A copy of the press release issued by Claire’s Stores, Inc. on November 4, 2003 is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

     Not applicable

(b) Pro Forma Financial Information.

     Not applicable

(c) Exhibits.

     Exhibit 99.1 — Press Release of Claire’s Stores, Inc. dated November 4, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.

Date: November 4, 2003	By: /s/ Ira D. Kaplan

Ira D. Kaplan Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release of Claire’s Stores, Inc. – November 4, 2003

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